SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):   January 28, 2005
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                        Franklin Street Properties Corp.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              000-32615                               04-3578653
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      (Commission File Number)            (IRS Employer Identification No.)


      401 Edgewater Place, Suite 200, Wakefield, MA               01880-6210
      ---------------------------------------------               ----------
        (Address of Principal Executive Offices)                  (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 7.01. Regulation FD Disclosure

      On January 28, 2005 the Board of Directors of Franklin Street Properties Corp. (the "Company") declared a cash dividend of $0.31 per share of common stock payable on February 15, 2005 to stockholders of record on February 7, 2005. There is no public market for the common stock of the Company.


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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005              REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        -------------------------------
                                        George J. Carter
                                        President and Chief Executive Officer


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